UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                          -----------------------
                                FORM 8-K
                          -----------------------

                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  February 4, 2015

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                             FRP HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)
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	   FLORIDA		0-17554		47-2449198
	   --------------	----------	---------------
	   (State or other	(Commission	(I.R.S. Employer
	   jurisdiction		File Number)	Identification No.)
	   of incorporation

200 W. Forsyth Street, 7th Floor, Jacksonville, FL
Jacksonville, Florida					        32202
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(Address of principal executive offices)		     (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733


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       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                         CURRENT REPORT ON FORM 8-K

                             FRP HOLDINGS, INC.

                              FEBRUARY 4, 2015


ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;
            ELECTION OF DIRECTOR; APPOINTMENT OF CERTAIN
            OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN
            OFFICERS

	On February 4, 2015, the board of directors of FRP Holdings, Inc. (the "Company") approved the following compensation arrangements with its non-employee directors. The following table describes the director compensation arrangements of the Company.

        All Non-Employee Directors:
          Annual Retainer                              $ 15,000
          Fee Per Meeting Attended                        1,500
          Shares of Existing Patriot
             Stock Granted in Fiscal 2015                 3,000

        Audit Committee:
             Annual Fee            Chairman            $ 10,000
                                   Member                 5,000
             Meeting Fees (fn.1)   Chairman               1,500
                                   Member                 1,000

        Compensation Committee:
             Annual Fee            Chairman            $  5,000
                                   Member                 1,000
             Meeting Fees          Chairman               1,500
                                   Member                 1,000

        Other Committees:
             Annual Fee            Chairman            $  2,000
                                   Member                 1,000
             Meetings Fees         Chairman               1,500
                                   Member                 1,000

--------------------
  (fn.1)     The Audit Committee members receive no meeting fees for the four regularly scheduled quarterly meetings; the meeting fees shown apply only to the extent there are Audit Committee meetings other than and in addition to the four regularly scheduled quarterly meetings.

        On February 4, 2015, the Company entered into indemnification agreements with each of its directors. These indemnification agreements generally require the Company to indemnify each director against any claims brought against the directors by virtue of the fact that he is serving as a director, subject to the limitations of existing law. The indemnification agreements also generally require the Company to advance expenses to the directors for the defense of such claims, subject to the limitations of existing law.


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ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
            CHANGE IN FISCAL YEAR

        On February 4, 2015, the board of directors of the Company approved two amendments to the Company's Bylaws. The amendment to Article I deletes a reference to the prior address of the Company's principal offices and rewords the Bylaw to read as follows:

                                "ARTICLE I.
                                  OFFICES

                The registered office of FRP Holdings, Inc., a Florida corporation (the "Corporation"), shall be located in the City of Jacksonville, State of Florida, unless otherwise designated by the Board of Directors of the Corporation (the "Board of Directors"). The Corporation may also have such other offices at such other places, either within or without the State of Florida, as the Board of Directors may from time to time determine or as the business of the Corporation may require."

The amendment to Article III, Section 2, eliminates references to the staggered board of directors because the shareholders approved the declassification of the board of directors at the annual meeting held on February 4, 2015. As revised, the amended Bylaw reads as follows:

                                "ARTICLE III.
                             BOARD OF DIRECTORS

                Section 2. Number of Directors. The number of directors constituting the Board of Directors shall not be less than three (3) nor more than fifteen (15), and the exact number of directors shall be fixed from time to time by resolution of the Board of Directors; provided, however, no director's term shall be shortened by reason of a resolution reducing the number of directors."


ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

        On February 4, 2015, the Company held its 2015 Annual Meeting of Shareholders (the "Annual Meeting"). There were 9,716,995 shares entitled to be voted. 9,463,659 shares were represented in person or by proxy at the meeting. At the Annual Meeting:

        (1) The shareholders voted to elect each of the seven (7) director nominees.

        (2) The shareholders voted to ratify the Audit Comittee's selection of Hancock Askew & Co., LLP as the independent registered public accounting firm for fiscal 2015.

        (3) The shareholders voted to approve the proposal to declassify the Company's board of directors.

        (4) The shareholders voted to approve the proposal to eliminate the supermajority voting requirement for certain transactions with affiliates.


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        (5)     The shareholders voted to approve amendments to the Company's articles of incorporation to delete or modify certain provisions.

        (6) The shareholders approved on an advisory basis of the compensation of the Company's named executive officers as disclosed in the proxy statement.

        The Company's inspector of elections certified the following vote tabulations:


Board of                          Votes          Votes         Broker
Directors Nominee                  For          Withheld      Non-Votes
--------------------            ---------      ---------      ---------
John D. Baker II                8,297,957         10,297      1,155,405
Thompson S. Baker II            8,297,927         10,327      1,155,405
Charles E. Commander III        8,281,737         26,517      1,155,405
H.W. Shad III                   8,297,906         10,348      1,155,405
Martin E. Stein, Jr.            8,148,526        159,728      1,155,405
William H. Walton III           8,300,598          7,656      1,155,405
James H. Winston                8,297,306         10,948      1,115,405


Ratification of                   Votes          Votes          Votes
Independent Auditor                For          Withheld       Abstain
--------------------            ---------      ---------      ---------
                                9,447,139         15,891            629


Declassification of        Votes         Votes         Votes        Broker
Board of Directors          For         Withheld      Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         8,304,463         3,764            27     1,155,405


Elimination of
Supermajority Voting       Votes         Votes         Votes        Broker
Requirement                 For         Withheld      Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         7,497,338       810,889            27     1,155,405


Deletion or
Modification of
Certain Provisions
of Articles of             Votes         Votes         Votes        Broker
Incorporation               For         Withheld      Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         8,292,580        15,641            33     1,155,405






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Advisory Vote on           Votes         Votes         Votes        Broker
Executive Committee         For         Withheld      Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         8,271,037        30,854         6,363     1,115,405


ITEM 8.01.  OTHER EVENTS

        On February 4, 2015, the board of directors authorized management to repurchase up to $5 million in common stock of the Company from time to time as opportunities arise.


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                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				FRP HOLDINGS, INC.


Date:  February 6, 2015         By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer


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